UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

LEGG MASON BW

ABSOLUTE RETURN

OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate positive returns that are independent of market cycles.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Absolute Return Opportunities Fund for the twelve-month reporting period ended October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective December 29, 2017, the Fund will be renamed BrandywineGLOBAL — Global Unconstrained Bond Fund. The change to the Fund’s name is being effected as part of a rebranding of Legg Mason funds subadvised by Brandywine Global Investment Management, LLC (“Brandywine Global”). Because of the inclusion of “Bond” in the Fund’s new name, effective December 29, 2017, the Fund is also adopting an investment policy to invest at least 80% of its net assets in fixed income securities and similar instruments.

Neither the name change nor the adoption of the new investment policy is expected to change the manner in which the Fund is currently managed. Legg Mason Partners Fund Advisor, LLC continues to serve as the investment manager to the Fund, and Brandywine Global continues to serve as subadviser. For more information, please see the prospectus supplement dated November 2, 2017.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	Legg Mason BW Absolute Return Opportunities Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

Legg Mason BW Absolute Return Opportunities Fund	III

Investment commentary

Economic review

Economic activity in the U.S. improved during the twelve months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on

IV	Legg Mason BW Absolute Return Opportunities Fund

November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. After holding rates steady during the reporting period, on November 2, 2017, after the period ended, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Legg Mason BW Absolute Return Opportunities Fund	V

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

VI	Legg Mason BW Absolute Return Opportunities Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate positive returns that are independent of market cycles. Under normal market conditions, the Fund seeks to meet its investment objective through strategic investments in domestic and foreign fixed-income securities and currencies. The Fund will initiate long and short exposures by investing across bond sectors, including sovereign debt and corporate bonds, currencies, and derivative instruments. Short exposure will be established primarily through the use of derivatives, including currency forwards, interest rate swaps and futures.

The Fund typically has significant exposure to foreign currencies and foreign countries. The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging market countries. Normally, the Fund will not invest more than 20% of the Fund’s assets in securities or issuers in any one foreign country, other than the United States, Canada, the United Kingdom, Japan, Australia and member countries of the European Union, or denominated in any one currency, other than the U.S. dollar, the Canadian dollar, the pound, the euro, the Australian dollar or the yen.

The Fund may invest in the debt and currencies of sovereign nations, as well as derivative instruments and fixed income securities that offer exposure to interest rates of sovereign nations. The Fund may concentrate in the securities of a sovereign government if we believe that the country offers extraordinary absolute return opportunities. The Fund may also invest in corporate bonds and other fixed income securities. While the Fund may invest in securities of any rating level, or unrated securities, we intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities that we deemed to be of comparable quality. The Fund will invest in both investment grade and below investment grade securities (commonly known as “junk bonds”) and currencies of developed and emerging countries. The Fund may invest in securities of any maturity.

The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from -5 to +5 years. The Fund’s use of derivatives may be extensive. However, the notional principal of the Fund’s aggregate net short currency exposure will not be lower than -70% of the Fund’s total assets.

The Fund’s broad mandate gives us strategic flexibility to change allocations and shift between long and short exposures in an attempt to take advantage of evolving opportunities. In making investment decisions on behalf of the Fund, we apply a top-down, macro-driven investment process and invest where we believe opportunities exist with respect to interest rate levels and currency valuations. Long investments are typically concentrated in sovereign debt or currencies of 6 to 12 countries, or corporate debt of issuers in those countries that we believe offer the most attractive absolute return opportunities. Short positions are typically established in interest rates or currencies that we believe are overvalued, will fall in value and can potentially generate absolute returns. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	1

Fund overview (cont’d)

account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Q. What were the overall market conditions during the Fund’s reporting period?

A. At the beginning of the twelve-month reporting period ended October 31, 2017, U.S. long-term Treasury bond yields continued to slide, the yield curvei flattened, and trillions of dollars of global debt traded with a yield of zero or less. However, a major sell-off in the global fixed income markets unfolded following the U.S. presidential election, fueled by expectations for a pro-growth economic agenda from President Trump’s administration. As the reporting period progressed, the world economy began to show signs of growth that proved stronger than the expectations that were embedded in bond prices. Although U.S. Treasury and developed market sovereign bond yields remained somewhat range-bound, stock prices and bond yields generally trended higher as concerns over secular stagnation and financial repression were replaced by synchronized global expansion. The breadth of participation in the global upturn extended to virtually all the major economic blocs, led by China, the emerging world, Europe, and to a lesser extent the U.S.

Global trade improved, due in part to stabilization in global commodity prices. Employment also continued to strengthen, particularly in the U.S. and Europe, although corresponding upward pressure on wage growth failed to materialize. As a result, benign inflationary conditions, strengthening global growth and trade, and a weaker U.S. dollar all helped support emerging market assets. These factors also suggested that global developed market central banks are likely in the early stages of monetary policy normalization. During the period, the Bank of Japanii shifted to yield curve control, targeting the benchmark 10-year yield at 0%, the Federal Reserve Board (“the Fed”)iii raised its federal funds rateiv three times during the reporting period, and the European Central Bank (“ECB”)v extended its asset purchase program while reducing the amount of bond buying. The Bank of Englandvi held steady on rates, but stronger-than-expected economic growth, even with Brexit (the June 2016 U.K.’s referendum to leave the European Union) negotiations and risks ongoing, led to growing expectations for a rate increase near the end of the period. However, with inflation remaining below target in many countries, the expectation is that rate tightening and quantitative easing tapering by developed market central banks will unfold at a slow pace. The U.S. dollar was generally weaker, although it regained strength in the final months of the reporting period. Many currencies advanced against the U.S. dollar, particularly the euro, British pound sterling, and Mexican peso. The euro was buoyed by strong growth across the Eurozone. The pound sterling recovered from its post-Brexit referendum losses as the British economy exhibited surprising resiliency. The Mexican peso, which depreciated significantly leading up to the U.S. presidential election and in its immediate aftermath, rallied as trade and Fed tightening risks appeared to subside, helped further by a series of rate increases from the Bank of Mexicovii.

Strong global growth was countered by a series of geopolitical risks and natural disasters, which also weighed against bond

2	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

yields during the reporting period. Concerns over a rising tide of populism in Europe intensified then eased following the outcome of the French elections, only to be replaced by growing uncertainty around the separatist movement in the Catalonia region of Spain. The June 2017 general snap election in the U.K. backfired for the Conservative party and reignited Brexit fears. Mexico and the U.S. grappled with natural disasters and severe storms, while failure to advance key legislation in the U.S. and contentious North American Free Trade Agreement (“NAFTA”) discussions cast doubts on future growth. Escalating tensions in the Middle East and North Korea also constrained bond yields. However, despite these pressures, yields on many benchmark bonds finished the period higher against the backdrop of improving, synchronized global economic growth.

Q. How did we respond to these changing market conditions?

A. The Fund generally avoided developed market durationviii or employed short positions in these countries due to our anticipation of normalization ahead, as well as the risks of fiscal stimulus in the U.S. The level of yields in core Europe seemed anomalous in relation to above-trend gross domestic product (“GDP”)ix growth. Therefore, we shorted German bunds, French OATs, and U.K. gilts. The short positions reflected our optimism for longer-term economic growth, which should push yields higher. However, a small European exposure was allocated to Scandinavia, Eastern Europe, and Portugal, where growth prospects and fiscal constraints have been less onerous. The Fund had no exposure to Japanese government bonds.

Because we felt the pace of the sell-off in fixed income seemed unduly rapid following the U.S. presidential election, we made a tactical move to add duration in long-term U.S. Treasury bonds. Our U.S. Treasury position was a key component of risk management in the event that our more constructive global macro view turned out to be overly optimistic, or that U.S. balance sheet reduction proved to be deflationary. At the beginning of 2017, we covered a portion of this tactical bet. We further reduced duration by selling residual holdings of U.S. Treasuries. Our reduced net long position at the end of the period also included a small short position in U.S. Treasuries, consistent with our macroeconomic outlook.

Among developed world currencies, allocations were skewed to the U.K., Australia, Poland, Czech Republic, and the Scandinavian currencies, including the Norwegian krone and Swedish krona. The Fund generally reduced exposure to the U.S. dollar, reflecting our negative view on the currency, although a tactical decision was made to add some dollar exposure back to the Fund given the extent of the greenback’s slide during the reporting period. The beginning of balance sheet shrinkage in the U.S. as well as heightened expectations of tax reform could lend near-term support to the currency. The Fund remained short the remaining major currencies, the yen and euro, using both as funding currencies for other exposures. We remained constructive on the pound sterling. Despite the steady improvement in economic data in the U.K., the Brexit decision was a catalyst for extreme weakness in the currency. We exploited this valuation anomaly with an incremental long position in the pound using derivative currency forwards. Later in the

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	3

Fund overview (cont’d)

period, we added a position in the Canadian dollar as the country’s economic backdrop improved, including solid GDP and employment growth, and the Bank of Canadax adopted a more hawkish tone.

Duration remained concentrated in sovereign bonds in the emerging world, which in our view remains a strong value proposition. In emerging markets, real yields are high and inflation is falling, which is in contrast to the negative real yields in many developed markets. Furthermore, we expect that the positive effects from firming commodity prices should feed back into corporate profitability, with improved tax revenues supporting a positive feedback cycle. To capitalize on our view that better global growth and higher commodity prices should narrow the risk premium embedded in the yield curve, providing a better setting for strong foreign direct investment flows and pushing bond yields lower and currencies higher, the Fund maintained significant exposure to a range of emerging market bonds and currencies. Mexico, including the peso and bond market, which we generally considered undervalued, was one of our largest allocations during the period. Harsh trade rhetoric drove the peso lower, but we saw this aggressive tone as posturing ahead of NAFTA renegotiations. The balance of the Fund’s emerging market exposure was in Indonesia, South Africa, Malaysia, and Brazil, driven by what we considered to be high real rates in local bond markets and the undervaluation of these currencies. We added a small position in Turkish and Peruvian government bonds to take advantage of investments offering high yields in inexpensive currencies, adding further independent exposure to the lira through currency derivatives.

Performance review

For the twelve months ended October 31, 2017, Class A shares of Legg Mason BW Absolute Return Opportunities Fund, excluding sales charges, returned 5.45%. The Fund’s unmanaged benchmark, the Citigroup 3-Month U.S. Treasury Bill Indexxi, returned 0.71% for the same period. The Lipper Alternative Global Macro Funds Category Average1 returned 8.58% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 298 funds in the Fund’s Lipper category, and excluding sales charges, if any.

4	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

Performance Snapshot as of October 31, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Absolute Return Opportunities Fund[3]:
Class A	2.42%	5.45%
Class C	2.04%	4.69%
Class C1[1]	2.28%	5.04%
Class FI	2.24%	5.18%
Class R	2.22%	5.04%
Class I	2.53%	5.70%
Class IS	2.67%	5.87%
Citigroup 3-Month U.S. Treasury Bill Index	0.48%	0.71%
Lipper Alternative Global Macro Funds Category Average[2]	4.72%	8.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2017 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 2.44%, 1.91%, 2.18%, 1.27%, 2.25%, 2.85% and 2.96%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class R and Class I shares would have been 1.98% and 2.71%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2017, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 1.31%, 1.83%, 1.54%, 1.14%, 1.57%, 0.85% and 0.72%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 303 funds for the six-month period and among the 298 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

[3]

Effective September 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	5

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.70% for Class C1 shares, 1.20% for Class FI shares, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Active currency decisions contributed significantly to relative performance during the reporting period, led by the Fund’s short position in the Japanese yen and exposure to British pound sterling, which recovered from its post-Brexit losses due to stronger-than-expected economic growth. Unhedged exposure to the Mexican peso and South African rand, along with independent currency positions in the Swedish krona and Indian rupee also contributed to relative performance. Portuguese bonds were accretive to returns as the entire yield curve rallied, supported by strong economic data as well as by an upgrade in Portugal’s credit rating. U.S. Treasury and corporate credit positions collectively contributed to relative performance. Non-inflationary growth and the search for yield compressed U.S. credit spreads, helping high-quality, longer-duration investment grade corporate bonds perform well. The Fund benefited from local-currency sovereign bonds, including unhedged exposure to Brazilian, Polish, Indonesian, and Peruvian government bonds. Futures contracts, including short Eurodollar futures and short positions in French OATS and, to a lesser degree, German bunds also contributed to Fund performance.

Q. What were the leading detractors from performance?

A. The Fund’s large exposure to Mexican bonds was the most significant detractor from results during the reporting period. Throughout the period, Mexican assets were subject to speculation regarding the trade relationship with the U.S., as well as the country’s growth outlook after Mexico struggled to overcome a series of devastating earthquakes and natural disasters. The Fund’s short positions in U.K. gilts and the euro also detracted from results. Despite inflation-building pressures, which were the rationale behind the short gilt position, weak business investment and concerns surrounding Brexit kept U.K. yields in check during the period. The euro rallied significantly due to positive economic data and a surge in optimism as political risks emanating from a rise in populist movements retreated, culminating with a favorable outcome in the French elections and

6	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

signs of a new alliance between new French President Emamanuel Macron and German Chancellor Angela Merkel. Despite offering attractive yields, South African government bonds were subject to political risks, including growing concerns over governance following the removal of a key finance minister, and contributed negatively to returns. Lastly, a short position in the New Taiwan dollar was a modest drag on returns as the trade-sensitive Asian region responded favorably to an uptick in global growth and trade.

Thank you for your investment in Legg Mason BW Absolute Return Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

John P. McIntyre, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Anujeet Sareen, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

October 31, 2017

RISKS: Fixed-income securities are subject to interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. High-yield bonds, known as “junk” bonds, involve greater credit and liquidity risks than investment grade bonds. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Sovereign government and supranational debt involve many of the risks offering and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. As a non-diversified fund, the Fund is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	7

Fund overview (cont’d)

complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

Bank of México is the central bank of Mexico. Its main function is to provide domestic currency to the Mexican economy and its main priority is to ensure the stability of the domestic currency’s purchasing power.

viii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ix	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[x]	The Bank of Canada is the nation’s central bank. Its principal role is “to promote the economic and financial welfare of Canada,” as defined in the Bank of Canada Act.

xi	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day U.S. Treasury bills.

8	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and October 31, 2016 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.42%	$1,000.00	$1,024.20	1.20%	$6.12	Class A	5.00%	$1,000.00	$1,019.16	1.20%	$6.11
Class C	2.04	1,000.00	1,020.40	1.80	9.17	Class C	5.00	1,000.00	1,016.13	1.80	9.15
Class C1	2.28	1,000.00	1,022.80	1.45	7.39	Class C1	5.00	1,000.00	1,017.90	1.45	7.38
Class FI	2.24	1,000.00	1,022.40	1.25	6.37	Class FI	5.00	1,000.00	1,018.90	1.25	6.36
Class R	2.22	1,000.00	1,022.20	1.45	7.39	Class R	5.00	1,000.00	1,017.90	1.45	7.38
Class I	2.53	1,000.00	1,025.30	0.85	4.34	Class I	5.00	1,000.00	1,020.92	0.85	4.33
Class IS	2.67	1,000.00	1,026.70	0.73	3.73	Class IS	5.00	1,000.00	1,021.53	0.73	3.72

10	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

[1]	For the six months ended October 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class C1†[3]	Class FI†	Class R†	Class I†	Class IS†
Twelve Months Ended 10/31/17	5.45%	4.69%	5.04%	5.18%	5.04%	5.70%	5.87%
Five Years Ended 10/31/17	2.52	1.84	2.03	2.51	2.22	2.87	N/A
Inception* through 10/31/17	3.40	2.14	2.90	3.69	3.40	3.76	2.12

With sales charges[2]	Class A†	Class C†	Class C1†[3]	Class FI†	Class R†	Class I†	Class IS†
Twelve Months Ended 10/31/17	3.08%	3.69%	5.04%	5.18%	5.04%	5.70%	5.87%
Five Years Ended 10/31/17	2.05	1.84	2.03	2.51	2.22	2.87	N/A
Inception* through 10/31/17	3.04	2.14	2.90	3.69	3.40	3.76	2.12

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/28/11 through 10/31/17)	24.99%
Class C (Inception date of 8/1/12 through 10/31/17)	11.73
Class C1[3] (Inception date of 2/28/11 through 10/31/17)	21.03
Class FI (Inception date of 10/31/11 through 10/31/17)	24.31
Class R (Inception date of 10/31/11 through 10/31/17)	22.25
Class I (Inception date of 2/28/11 through 10/31/17)	27.93
Class IS (Inception date of 3/1/13 through 10/31/17)	10.29

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[3]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception date for Class A, C, C1, FI, R, I and IS shares are February 28, 2011, August 1, 2012, February 28, 2011, October 31, 2011, October 31, 2011, February 28, 2011 and March 1, 2013, respectively.

†	Effective September 1, 2017, the Fund changed its security pricing methodology to now use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

12	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C1 Shares of Legg Mason BW Absolute Return Opportunities Fund vs. Citigroup 3-Month U.S. Treasury Bill Index† — February 28, 2011 - October 2017

Value of $1,000,000 invested in

Class I Shares of Legg Mason BW Absolute Return Opportunities Fund vs. Citigroup 3-Month U.S. Treasury Bill Index† — February 28, 2011 - October 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C1 shares and $1,000,000 invested in Class I shares of Legg Mason BW Absolute Return Opportunities Fund on February 28, 2011 (inception date), assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2017. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Citigroup 3-Month U.S. Treasury Bill Index. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-Month U.S. Treasury bills. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C1 and I shares performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	13

Schedule of investments

October 31, 2017

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 48.2%
Australia — 1.4%
Queensland Treasury Corp., Senior Notes	5.750%	7/22/24	24,860,000	AUD	$22,573,859	(a)
Brazil — 5.5%
Federative Republic of Brazil, Notes	10.000%	1/1/27	289,000,000	BRL	89,175,400
Indonesia — 4.6%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	90,600,000,000	IDR	7,248,915
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	589,200,000,000	IDR	49,525,383
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	205,600,000,000	IDR	17,534,447
Total Indonesia					74,308,745
Malaysia — 6.1%
Federation of Malaysia, Senior Bonds	3.659%	10/15/20	129,645,000	MYR	30,776,715
Federation of Malaysia, Senior Bonds	4.048%	9/30/21	55,850,000	MYR	13,367,853
Federation of Malaysia, Senior Bonds	3.882%	3/10/22	54,600,000	MYR	13,000,707
Federation of Malaysia, Senior Bonds	3.480%	3/15/23	87,370,000	MYR	20,173,420
Federation of Malaysia, Senior Bonds	3.955%	9/15/25	31,835,000	MYR	7,418,266
Federation of Malaysia, Senior Bonds	3.900%	11/30/26	11,820,000	MYR	2,752,191
Federation of Malaysia, Senior Bonds	3.899%	11/16/27	46,360,000	MYR	10,904,647
Total Malaysia					98,393,799
Mexico — 13.1%
United Mexican States, Senior Bonds	8.500%	5/31/29	959,830,000	MXN	54,670,771
United Mexican States, Senior Bonds	7.750%	11/23/34	377,500,000	MXN	20,296,698
United Mexican States, Senior Bonds	8.500%	11/18/38	1,027,600,000	MXN	59,212,926
United Mexican States, Senior Bonds	7.750%	11/13/42	1,436,500,000	MXN	76,568,876
Total Mexico					210,749,271
Peru — 2.6%
Republic of Peru, Senior Bonds	6.150%	8/12/32	131,650,000	PEN	42,549,823	(a)
Poland — 6.0%
Republic of Poland, Bonds	0.000%	4/25/19	86,805,000	PLN	23,496,099
Republic of Poland, Bonds	3.250%	7/25/19	93,185,000	PLN	26,384,006
Republic of Poland, Bonds	3.250%	7/25/25	172,700,000	PLN	47,457,568
Total Poland					97,337,673
Portugal — 3.4%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	2.875%	10/15/25	43,465,000	EUR	55,052,224	(a)
South Africa — 4.6%
Republic of South Africa, Bonds	6.500%	2/28/41	668,925,000	ZAR	32,249,577
Republic of South Africa, Bonds	8.750%	2/28/48	668,960,000	ZAR	41,233,959
Total South Africa					73,483,536

See Notes to Financial Statements.

14	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Turkey — 0.9%
Republic of Turkey, Bonds	10.600%	2/11/26	55,415,000	TRY	$13,935,736
Total Sovereign Bonds (Cost — $859,215,416)					777,560,066
Collateralized Mortgage Obligations (b) — 0.8%
Barclays Commercial Mortgage Securities Trust, 2017-DELC E (1 mo. USD LIBOR + 2.500%)	3.727%	8/15/36	7,915,000		7,935,644	(c)(d)
IM Pastor Fondo de Titulizacion de Activos, 2004 A (3 mo. Euribor + 0.140% , 0.000% Floor)	0.000%	3/22/44	5,278,025	EUR	5,415,202	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $14,183,311)					13,350,846
Corporate Bonds & Notes — 24.3%
Consumer Discretionary — 5.6%
Automobiles — 3.7%
Ford Motor Credit Co., LLC, Senior Notes (3 mo. USD LIBOR + 0.900%)	2.220%	6/15/18	15,655,000		15,711,035	(c)
Ford Motor Credit Co., LLC, Senior Notes (3 mo. USD LIBOR + 1.000%)	2.350%	1/9/20	10,115,000		10,213,945	(c)
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 0.930%)	2.289%	4/13/20	32,685,000		32,950,438	(c)
Total Automobiles					58,875,418
Media — 1.9%
NBCUniversal Enterprise Inc., Senior Notes (3 mo. USD LIBOR + 0.400%)	1.735%	4/1/21	31,020,000		31,072,602	(c)(d)
Total Consumer Discretionary					89,948,020
Financials — 18.7%
Banks — 10.0%
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 1.040%)	2.399%	1/15/19	24,880,000		25,128,478	(c)
Citigroup Inc., Senior Bonds (3 mo. USD LIBOR + 0.690%)	2.065%	4/27/18	12,550,000		12,581,440	(c)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.790%)	2.140%	1/10/20	7,990,000		8,065,427	(c)
Corporacion Andina de Fomento, Senior Notes (3 mo. USD LIBOR + 0.550%)	1.928%	1/29/18	19,700,000		19,718,071	(c)
JPMorgan Chase & Co., Senior Notes (3 mo. USD LIBOR + 0.900%)	2.267%	1/25/18	22,960,000		23,006,953	(c)
JPMorgan Chase Bank N.A., Senior Bonds (3 mo. USD LIBOR + 0.450%)	1.776%	9/21/18	8,815,000		8,834,635	(c)
Kommunalbanken AS, Senior Bonds (3 mo. USD LIBOR + 0.330%)	1.651%	6/16/20	22,242,000		22,431,457	(c)(d)
National Australia Bank Ltd., Senior Notes (3 mo. USD LIBOR + 0.510%)	1.825%	5/22/20	19,275,000		19,371,296	(c)(d)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 1.025%)	2.396%	7/26/21	21,540,000		22,031,958	(c)
Total Banks					161,169,715

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	15

Schedule of investments (cont’d)

October 31, 2017

Legg Mason BW Absolute Return Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 6.5%
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	2.415%	11/15/18	48,895,000	$49,325,055	(c)
Macquarie Bank Ltd., Senior Notes (3 mo. USD LIBOR + 0.350%)	1.686%	4/4/19	17,265,000	17,283,725	(c)(d)
Morgan Stanley, Senior Notes (3 mo. USD LIBOR + 1.280%)	2.647%	4/25/18	38,555,000	38,761,981	(c)
Total Capital Markets				105,370,761
Consumer Finance — 1.1%
American Express Credit Corp., Senior Notes (3 mo. USD LIBOR + 0.610%)	1.990%	7/31/18	17,780,000	17,838,597	(c)
Insurance — 1.1%
Metropolitan Life Global Funding I, Senior Secured Notes (3 mo. USD LIBOR + 0.220%)	1.544%	9/19/19	17,475,000	17,504,394	(c)(d)
Total Financials				301,883,467
Total Corporate Bonds & Notes (Cost — $390,159,100)				391,831,487
U.S. Government & Agency Obligations — 22.0%
U.S. Government Obligations — 22.0%
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.140%)	1.248%	1/31/19	201,145,000	201,561,950	(c)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.070%)	1.178%	4/30/19	73,060,000	73,120,254	(c)
U.S. Treasury Notes (3 mo. U.S. Treasury Money Market Yield + 0.060%)	1.168%	7/31/19	81,550,000	81,592,829	(c)
Total U.S. Government & Agency Obligations (Cost — $355,882,466)				356,275,033
Total Investments before Short-Term Investments (Cost — $1,619,440,293)				1,539,017,432
Short-Term Investments — 2.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $38,388,517)	0.961%		38,388,517	38,388,517
Total Investments — 97.7% (Cost — $1,657,828,810)				1,577,405,949
Other Assets in Excess of Liabilities — 2.3%				36,325,609
Total Net Assets — 100.0%				$1,613,731,558

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

See Notes to Financial Statements.

16	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

Legg Mason BW Absolute Return Opportunities Fund

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
Euribor	— Euro Interbank Offered Rate
IDR	— Indonesian Rupiah
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

At October 31, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
Euro-Buxl	471	12/17	$90,532,124	$91,140,760	$(608,636)
Euro-Oat	933	12/17	169,453,506	171,128,250	(1,674,744)
U.S. Treasury 10-Year Notes	1,021	12/17	129,402,758	127,561,188	1,841,570
United Kingdom Long Gilt Bonds	2,779	12/17	471,659,777	458,893,186	12,766,591
Net unrealized appreciation on open futures contracts					$12,324,781

At October 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	17,020,000,000	USD	149,167,397	Citibank N.A.	11/2/17	$518,193
USD	59,218,711	JPY	6,545,000,000	Citibank N.A.	11/2/17	1,657,478
USD	100,014,340	JPY	11,020,000,000	Citibank N.A.	11/2/17	3,096,878
JPY	545,000,000	USD	4,862,403	Goldman Sachs Group Inc.	11/2/17	(69,298)
CAD	107,440,000	USD	86,124,939	Goldman Sachs Group Inc.	11/6/17	(2,840,884)
USD	18,897,770	CAD	23,810,000	Goldman Sachs Group Inc.	11/6/17	441,019
USD	14,139,985	CAD	17,870,000	Goldman Sachs Group Inc.	11/6/17	287,732
USD	258,768,106	EUR	218,520,000	Citibank N.A.	11/10/17	4,120,233
EUR	9,400,000	USD	11,113,526	JPMorgan Chase & Co.	11/10/17	(159,427)

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	17

Schedule of investments (cont’d)

October 31, 2017

Legg Mason BW Absolute Return Opportunities Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	103,937,218	EUR	86,990,000	JPMorgan Chase & Co.	11/10/17	$2,565,176
USD	31,639,546	EUR	26,650,000	JPMorgan Chase & Co.	11/10/17	583,506
USD	3,312,751	NOK	26,300,000	Barclays Bank PLC	11/15/17	91,905
NOK	301,500,000	USD	38,054,008	HSBC Bank USA, N.A.	11/15/17	(1,130,617)
AUD	35,210,000	USD	27,658,335	Morgan Stanley & Co. Inc.	11/17/17	(714,381)
USD	32,652,528	AUD	41,570,000	Morgan Stanley & Co. Inc.	11/17/17	841,674
TWD	150,600,000	USD	4,987,581	JPMorgan Chase & Co.	12/1/17	12,096
USD	155,718,776	TWD	4,706,600,000	JPMorgan Chase & Co.	12/1/17	(532,677)
SEK	478,300,000	USD	60,481,143	HSBC Bank USA, N.A.	12/11/17	(3,218,927)
KRW	3,800,000,000	USD	3,353,040	HSBC Bank USA, N.A.	12/13/17	39,447
USD	66,800,976	KRW	75,600,000,000	HSBC Bank USA, N.A.	12/13/17	(691,647)
GBP	53,480,000	USD	71,169,312	Citibank N.A.	12/14/17	(50,356)
GBP	22,670,000	USD	30,817,711	Citibank N.A.	12/14/17	(670,614)
INR	5,151,000,000	USD	79,641,913	Barclays Bank PLC	12/20/17	(594,165)
USD	34,744,438	ZAR	484,400,000	HSBC Bank USA, N.A.	1/11/18	888,256
USD	865,395	ZAR	12,000,000	HSBC Bank USA, N.A.	1/11/18	26,679
USD	3,572,191	ZAR	48,500,000	HSBC Bank USA, N.A.	1/11/18	182,380
USD	1,179,726	ZAR	16,200,000	HSBC Bank USA, N.A.	1/11/18	47,459
USD	1,177,582	ZAR	16,200,000	HSBC Bank USA, N.A.	1/11/18	45,315
USD	3,507,021	ZAR	48,500,000	HSBC Bank USA, N.A.	1/11/18	117,209
USD	3,895,449	ZAR	54,100,000	HSBC Bank USA, N.A.	1/11/18	114,237
TRY	183,340,000	USD	49,980,917	HSBC Bank USA, N.A.	1/12/18	(2,654,545)
PLN	122,870,000	USD	34,285,411	Morgan Stanley & Co. Inc.	1/18/18	(512,035)
NOK	639,700,000	USD	80,230,772	HSBC Bank USA, N.A.	1/19/18	(1,751,197)
SEK	422,200,000	USD	52,099,980	HSBC Bank USA, N.A.	1/23/18	(1,401,867)
USD	149,881,997	JPY	17,020,000,000	Citibank N.A.	2/2/18	(521,185)
Total						$(1,836,950)

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
NOK	— Norwegian Krone
PLN	— Polish Zloty
SEK	— Swedish Krona

See Notes to Financial Statements.

18	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

Legg Mason BW Absolute Return Opportunities Fund

Abbreviations used in this table (cont’d):
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

Summary of Investments by Country** (unaudited)
United States	42.9%
Mexico	13.4
Malaysia	6.2
Poland	6.2
Brazil	5.7
Indonesia	4.7
South Africa	4.7
Australia	3.8
Portugal	3.5
Peru	2.7
Norway	1.4
Supranational	1.2
Turkey	0.9
Spain	0.3
Short-Term Investments	2.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2017 and are subject to change.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	19

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $1,657,828,810)	$1,577,405,949
Foreign currency, at value (Cost — $7)	7
Unrealized appreciation on forward foreign currency contracts	15,676,872
Interest receivable	14,559,754
Receivable from broker — variation margin on open futures contracts	12,332,879
Deposits with brokers for open futures contracts	9,294,442
Receivable for securities sold	6,527,221
Receivable for Fund shares sold	3,732,679
Deposits with brokers for OTC derivatives	1,590,000
Prepaid expenses	106,862
Total Assets	1,641,226,665

Liabilities:
Unrealized depreciation on forward foreign currency contracts	17,513,822
Payable for securities purchased	6,530,087
Investment management fee payable	872,383
Payable for Fund shares repurchased	758,028
Accrued foreign capital gains tax	484,082
Due to custodian	290,000
Service and/or distribution fees payable	36,214
Trustees’ fees payable	11,421
Accrued expenses	999,070
Total Liabilities	27,495,107
Total Net Assets	$1,613,731,558

Net Assets:
Par value (Note 7)	$1,309
Paid-in capital in excess of par value	1,664,196,841
Undistributed net investment income	8,097,936
Accumulated net realized gain on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	12,463,118
Net unrealized depreciation on investments, futures contracts, forward foreign currency contracts and foreign currencies	(71,027,646)	†
Total Net Assets	$1,613,731,558

See Notes to Financial Statements.

20	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

Net Assets:
Class A	$126,962,654
Class C	$8,313,471
Class C1	$2,016,239
Class FI	$544,690
Class R	$12,231
Class I	$799,274,057
Class IS	$676,608,216

Shares Outstanding:
Class A	10,343,188
Class C	681,880
Class C1	165,015
Class FI	44,194
Class R	996
Class I	64,865,100
Class IS	54,795,828

Net Asset Value:
Class A (and redemption price)	$12.28
Class C*	$12.19
Class C1 (and redemption price)	$12.22
Class FI (and redemption price)	$12.33
Class R (and redemption price)	$12.27
Class I (and redemption price)	$12.32
Class IS (and redemption price)	$12.35
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$12.56

†	Net of accrued foreign capital gains tax of $484,082.

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	21

Statement of operations

For the Year Ended October 31, 2017

Investment Income:
Interest	$59,154,211
Less: Foreign taxes withheld	(497,862)
Total Investment Income	58,656,349

Expenses:
Investment management fee (Note 2)	10,152,408
Transfer agent fees (Note 5)	1,761,719
Service and/or distribution fees (Notes 2 and 5)	705,775
Custody fees	453,911
Fees recaptured by investment manager (Note 2)	316,865
Trustees’ fees	211,542
Registration fees	152,934
Fund accounting fees	132,046
Legal fees	128,315
Commitment fees (Note 9)	57,138
Audit and tax fees	45,773
Shareholder reports	43,359
Insurance	22,415
Interest expense	75
Miscellaneous expenses	85,385
Total Expenses	14,269,660
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(627,260)
Net Expenses	13,642,400
Net Investment Income	45,013,949

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(10,377,635)	[1]
Futures contracts	14,108,447
Forward foreign currency contracts	48,110,384
Foreign currency transactions	636,376
Net Realized Gain	52,477,572
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	5,325,263	‡
Futures contracts	(798,156)
Forward foreign currency contracts	(15,141,690)
Foreign currencies	(556,093)
Change in Net Unrealized Appreciation (Depreciation)	(11,170,676)
Net Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	41,306,896
Increase in Net Assets From Operations	$86,320,845

[1]	Net of foreign capital gains tax of $226,852.

‡	Net of change in accrued foreign capital gains tax of $102,927.

See Notes to Financial Statements.

22	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2017	2016

Operations:
Net investment income	$45,013,949	$39,313,565
Net realized gain (loss)	52,477,572	(105,871,311)
Change in net unrealized appreciation (depreciation)	(11,170,676)	118,107,046
Increase in Net Assets From Operations	86,320,845	51,549,300

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(23,400,374)	(29,000,111)
Net realized gains	—	(23,076,179)
Decrease in Net Assets From Distributions to Shareholders	(23,400,374)	(52,076,290)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,113,277,309	409,994,843
Reinvestment of distributions	20,222,494	45,844,671
Cost of shares repurchased	(1,044,352,179)	(704,396,915)
Increase (Decrease) in Net Assets From Fund Share Transactions	89,147,624	(248,557,401)
Increase (Decrease) in Net Assets	152,068,095	(249,084,391)

Net Assets:
Beginning of year	1,461,663,463	1,710,747,854
End of year*	$1,613,731,558	$1,461,663,463
*Includes undistributed (overdistributed) net investment income, respectively, of:	$8,097,936	$(2,576,943)

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.77	$11.75	$13.09	$12.46	$12.73

Income (loss) from operations:
Net investment income	0.29	0.26	0.23	0.29	0.26
Net realized and unrealized gain (loss)	0.35	0.12	(0.87)	0.58	0.02
Total income (loss) from operations	0.64	0.38	(0.64)	0.87	0.28

Less distributions from:
Net investment income	(0.13)	(0.20)	(0.36)	(0.24)	(0.00) [2]
Net realized gains	—	(0.16)	(0.34)	—	(0.27)
Return of capital	—	—	—	—	(0.28)
Total distributions	(0.13)	(0.36)	(0.70)	(0.24)	(0.55)

Net asset value, end of year	$12.28	$11.77	$11.75	$13.09	$12.46
Total return[3]	5.45%	3.37%	(5.05)%	7.07%	2.17%

Net assets, end of year (000s)	$126,963	$363,993	$478,872	$302,754	$139,179

Ratios to average net assets:
Gross expenses[4]	1.35%	1.31%	1.30%	1.27%	1.22%
Net expenses[4,5,6]	1.20	1.20	1.20	1.20	1.20
Net investment income	2.44	2.23	1.87	2.30	2.08

Portfolio turnover rate	62%	30%	43%	64%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.72	$11.75	$13.08	$12.46	$12.73

Income (loss) from operations:
Net investment income	0.22	0.18	0.15	0.21	0.16
Net realized and unrealized gain (loss)	0.33	0.13	(0.85)	0.57	0.03
Total income (loss) from operations	0.55	0.31	(0.70)	0.78	0.19

Less distributions from:
Net investment income	(0.08)	(0.18)	(0.29)	(0.16)	(0.00) [2]
Net realized gains	—	(0.16)	(0.34)	—	(0.27)
Return of capital	—	—	—	—	(0.19)
Total distributions	(0.08)	(0.34)	(0.63)	(0.16)	(0.46)

Net asset value, end of year	$12.19	$11.72	$11.75	$13.08	$12.46
Total return[3]	4.69%	2.74%	(5.56)%	6.30%	1.45%

Net assets, end of year (000s)	$8,313	$10,307	$15,654	$12,326	$12,680

Ratios to average net assets:
Gross expenses	1.82%	1.83%	1.81%[4]	1.91%[4]	1.91%[4]
Net expenses[5]	1.82 [6]	1.83	1.81 [4]	1.91 [4,6]	1.89 [4,6]
Net investment income	1.87	1.59	1.26	1.63	1.30

Portfolio turnover rate	62%	30%	43%	64%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C1 Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.73	$11.76	$13.08	$12.46	$12.73

Income (loss) from operations:
Net investment income	0.25	0.20	0.17	0.23	0.22
Net realized and unrealized gain (loss)	0.34	0.11	(0.85)	0.57	0.00	[2]
Total income (loss) from operations	0.59	0.31	(0.68)	0.80	0.22

Less distributions from:
Net investment income	(0.10)	(0.18)	(0.30)	(0.18)	(0.00)	[2]
Net realized gains	—	(0.16)	(0.34)	—	(0.27)
Return of capital	—	—	—	—	(0.22)
Total distributions	(0.10)	(0.34)	(0.64)	(0.18)	(0.49)

Net asset value, end of year	$12.22	$11.73	$11.76	$13.08	$12.46
Total return[3]	5.04%	2.80%	(5.42)%	6.48%	1.67%

Net assets, end of year (000s)	$2,016	$2,552	$3,592	$4,275	$4,813

Ratios to average net assets:
Gross expenses[4]	1.60%	1.70%	1.70%	1.73%	1.81%
Net expenses[4,5]	1.58 [6]	1.70	1.70	1.70 [6]	1.70	[6]
Net investment income	2.10	1.73	1.37	1.84	1.73

Portfolio turnover rate	62%	30%	43%	64%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.77	$11.74	$13.07	$12.46	$12.73

Income (loss) from operations:
Net investment income	0.30	0.27	0.24	0.29	0.28
Net realized and unrealized gain (loss)	0.31	0.12	(0.85)	0.57	0.00	[2]
Total income (loss) from operations	0.61	0.39	(0.61)	0.86	0.28

Less distributions from:
Net investment income	(0.05)	(0.20)	(0.38)	(0.25)	(0.00)	[2]
Net realized gains	—	(0.16)	(0.34)	—	(0.27)
Return of capital	—	—	—	—	(0.28)
Total distributions	(0.05)	(0.36)	(0.72)	(0.25)	(0.55)

Net asset value, end of year	$12.33	$11.77	$11.74	$13.07	$12.46
Total return[3]	5.18%	3.46%	(4.89)%	7.01%	2.18%

Net assets, end of year (000s)	$545	$3,294	$3,516	$381	$228

Ratios to average net assets:
Gross expenses	1.15%	1.14%	1.13%[4]	1.30%	1.15%[4]
Net expenses[5]	1.15	1.14	1.13 [4]	1.19 [6]	1.15	[4]
Net investment income	2.60	2.32	1.94	2.33	2.23

Portfolio turnover rate	62%	30%	43%	64%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.79	$11.80	$13.13	$12.46	$12.73

Income (loss) from operations:
Net investment income	0.27	0.22	0.20	0.27	0.25
Net realized and unrealized gain (loss)	0.33	0.12	(0.86)	0.57	0.00 [2]
Total income (loss) from operations	0.60	0.34	(0.66)	0.84	0.25

Less distributions from:
Net investment income	(0.12)	(0.19)	(0.33)	(0.17)	—
Net realized gains	—	(0.16)	(0.34)	—	(0.27)
Return of capital	—	—	—	—	(0.25)
Total distributions	(0.12)	(0.35)	(0.67)	(0.17)	(0.52)

Net asset value, end of year	$12.27	$11.79	$11.80	$13.13	$12.46
Total return[3]	5.04%	3.03%	(5.25)%	6.78%	1.91%

Net assets, end of year (000s)	$12	$12	$11	$12	$35

Ratios to average net assets:
Gross expenses	2.22%	1.58%[4]	1.56%[4]	1.66%[4]	1.61%
Net expenses[5,6]	1.45	1.45 [4]	1.45 [4]	1.45 [4]	1.45
Net investment income	2.24	1.94	1.59	2.11	1.96

Portfolio turnover rate	62%	30%	43%	64%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.82	$11.77	$13.10	$12.47	$12.73

Income (loss) from operations:
Net investment income	0.35	0.30	0.27	0.34	0.31
Net realized and unrealized gain (loss)	0.32	0.12	(0.86)	0.57	0.03
Total income (loss) from operations	0.67	0.42	(0.59)	0.91	0.34

Less distributions from:
Net investment income	(0.17)	(0.21)	(0.40)	(0.28)	(0.00) [2]
Net realized gains	—	(0.16)	(0.34)	—	(0.27)
Return of capital	—	—	—	—	(0.33)
Total distributions	(0.17)	(0.37)	(0.74)	(0.28)	(0.60)

Net asset value, end of year	$12.32	$11.82	$11.77	$13.10	$12.47
Total return[3]	5.70%	3.73%	(4.66)%	7.38%	2.62%

Net assets, end of year (000s)	$799,274	$574,681	$633,362	$512,364	$371,849

Ratios to average net assets:
Gross expenses[4]	0.89%	0.86%	0.86%	0.88%	0.89%
Net expenses[4,5,6]	0.85	0.85	0.85	0.85	0.85
Net investment income	2.86	2.59	2.22	2.67	2.42

Portfolio turnover rate	62%	30%	43%	64%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31 unless otherwise noted:
Class IS Shares[1]	2017	2016	2015	2014	2013[2]

Net asset value, beginning of year	$11.84	$11.78	$13.11	$12.47	$12.97

Income (loss) from operations:
Net investment income	0.36	0.31	0.29	0.35	0.21
Net realized and unrealized gain (loss)	0.34	0.12	(0.86)	0.58	(0.51)
Total income (loss) from operations	0.70	0.43	(0.57)	0.93	(0.30)

Less distributions from:
Net investment income	(0.19)	(0.21)	(0.42)	(0.29)	(0.00)	[3]
Net realized gains	—	(0.16)	(0.34)	—	—
Return of capital	—	—	—	—	(0.20)
Total distributions	(0.19)	(0.37)	(0.76)	(0.29)	(0.20)

Net asset value, end of year	$12.35	$11.84	$11.78	$13.11	$12.47
Total return[4]	5.87%	3.85%	(4.53)%	7.57%	(2.33)%

Net assets, end of year (000s)	$676,608	$506,825	$575,741	$595,857	$185,824

Ratios to average net assets:
Gross expenses	0.73%	0.72%	0.72%[5]	0.74%[5]	0.76%[6]
Net expenses[7]	0.73	0.72	0.72 [5]	0.73 [5,8]	0.75	[6,8]
Net investment income	2.99	2.71	2.35	2.78	2.42	[6]

Portfolio turnover rate	62%	30%	43%	64%	92%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 1, 2013 (inception date) through October 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Absolute Return Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	31

Notes to financial statements (cont’d)

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$777,560,066	—	$777,560,066
Collateralized mortgage obligations	—	13,350,846	—	13,350,846
Corporate bonds & notes	—	391,831,487	—	391,831,487
U.S. government & agency obligations	—	356,275,033	—	356,275,033
Total long-term investments	—	1,539,017,432	—	1,539,017,432
Short-term investments†	38,388,517	—	—	38,388,517
Total investments	$38,388,517	$1,539,017,432	—	$1,577,405,949
Other financial instruments:
Futures contracts	14,608,161	—	—	14,608,161
Forward foreign currency contracts	—	15,676,872	—	15,676,872
Total other financial instruments	$14,608,161	$15,676,872	—	$30,285,033
Total	$52,996,678	$1,554,694,304	—	$1,607,690,982

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$2,283,380	—	—	$2,283,380
Forward foreign currency contracts	—	$17,513,822	—	17,513,822
Total	$2,283,380	$17,513,822	—	$19,797,202

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	33

Notes to financial statements (cont’d)

changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

34	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	35

Notes to financial statements (cont’d)

such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $17,513,822. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2017, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $1,590,000, which could be used to reduce the required payment.

36	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2017, there were $484,082 of capital gains tax liabilities accrued on unrealized gains.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	37

Notes to financial statements (cont’d)

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(10,938,696)	$10,938,696

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of foreign capital gains tax expense.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares did not exceed 1.20%, 1.95%, 1.70%, 1.20%, 1.45%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended October 31, 2017, fees waived and/or expenses reimbursed amounted to $627,260.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no

38	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Expires October 31, 2018	$253,602	—	—	—	$13	$13,128	—
Expires October 31, 2019	468,472	—	—	—	14	49,583	—
Expires October 31, 2020	321,846	—	—	—	92	304,805	—
Total fee waivers/expense reimbursements subject to recapture	$1,043,920	—	—	—	$119	$367,516	—

For the year ended October 31, 2017, LMPFA recaptured $209,095, $1,313, and $106,457 for Class A, C1 and I shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class C1 shares are not available for purchase by new or existing investors. Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares which applies if redemption occurs within 12 months from purchase payment.

For the year ended October 31, 2017, LMIS and its affiliates retained sales charges of $9,947 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$1,581	$967	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	39

Notes to financial statements (cont’d)

3. Investments

During the year ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$567,690,089	$556,107,982
Sales	447,270,859	467,182,092

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,658,236,446	$29,677,425	$(110,507,922)	$(80,830,497)
Futures contracts	—	14,608,161	(2,283,380)	12,324,781
Forward foreign currency contracts	—	15,676,872	(17,513,822)	(1,836,950)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2017.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$14,608,161	—	$14,608,161
Forward foreign currency contracts	—	$15,676,872	15,676,872
Total	$14,608,161	$15,676,872	$30,285,033

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$2,283,380	—	$2,283,380
Forward foreign currency contracts	—	$17,513,822	17,513,822
Total	$2,283,380	$17,513,822	$19,797,202

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the

40	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$14,108,447	—	$14,108,447
Forward foreign currency contracts	—	$48,110,384	48,110,384
Total	$14,108,447	$48,110,384	$62,218,831

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(798,156)	—	$(798,156)
Forward foreign currency contracts	—	$(15,141,690)	(15,141,690)
Total	$(798,156)	$(15,141,690)	$(15,939,846)

During the year ended October 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$24,316,123
Futures contracts (to sell)	1,038,421,816
Forward foreign currency contracts (to buy)	687,809,685
Forward foreign currency contracts (to sell)	879,662,482

†	At October 31, 2017, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Citibank N.A.	$9,392,782	$(1,242,155)	$8,150,627	—	$8,150,627
Barclays Bank PLC	91,905	(594,165)	(502,260)	$940,000	437,740
Goldman Sachs Group Inc.	728,751	(2,910,182)	(2,181,431)	—	(2,181,431)
HSBC Bank USA, N.A.	1,460,982	(10,848,800)	(9,387,818)	270,000	(9,117,818)
JPMorgan Chase & Co.	3,160,778	(692,104)	2,468,674	380,000	2,848,674
Morgan Stanley & Co. Inc.	841,674	(1,226,416)	(384,742)	—	(384,742)
Total	$15,676,872	$(17,513,822)	$(1,836,950)	$1,590,000	$(246,950)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	41

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.75%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$525,317	†	$588,441
Class C	92,418	†	8,593
Class C1	16,267	†	1,388
Class FI	71,713		47,576
Class R	60		123
Class I	—		1,107,430
Class IS	—		8,168
Total	$705,775		$1,761,719

†	The amount shown is exclusive of expense reimbursements. For the year ended October 31, 2017, the service and/or distribution fees reimbursed amounted to $11, $146 and $360 for Class A, Class C and Class C1 shares, respectively.

For the year ended October 31, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$321,857
Class C	146
Class C1	360
Class FI	—
Class R	92
Class I	304,805
Class IS	—
Total	$627,260

42	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

6. Distributions to shareholders by class

	Year Ended October 31, 2017	Year Ended October 31, 2016
Net Investment Income:
Class A	$1,607,303	$7,572,262
Class C	57,339	214,091
Class C1	17,016	54,452
Class FI	500,514	51,779
Class R	114	181
Class I	11,339,645	10,721,240
Class IS	9,878,443	10,386,106
Total	$23,400,374	$29,000,111

Net Realized Gains:
Class A	—	$6,299,833
Class C	—	199,660
Class C1	—	49,095
Class FI	—	43,124
Class R	—	156
Class I	—	8,448,926
Class IS	—	8,035,385
Total	—	$23,076,179

7. Shares of beneficial interest

At October 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,292,027	$39,261,526	7,322,063	$83,964,550
Shares issued on reinvestment	127,779	1,579,153	1,203,647	13,528,992
Shares repurchased	(23,993,128)	(287,212,998)	(18,347,350)	(210,852,154)
Net decrease	(20,573,322)	$(246,372,319)	(9,821,640)	$(113,358,612)

Class C
Shares sold	119,951	$1,448,019	136,036	$1,546,270
Shares issued on reinvestment	4,162	51,319	31,204	351,050
Shares repurchased	(321,884)	(3,864,846)	(619,696)	(7,087,387)
Net decrease	(197,771)	$(2,365,508)	(452,456)	$(5,190,067)

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	43

Notes to financial statements (cont’d)

	Year Ended October 31, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C1
Shares sold	1,204	$14,961	7,248	$84,824
Shares issued on reinvestment	1,301	16,080	8,867	99,754
Shares repurchased	(54,997)	(652,121)	(104,088)	(1,188,384)
Net decrease	(52,492)	$(621,080)	(87,973)	$(1,003,806)

Class FI
Shares sold	10,143,936	$123,228,403	235,142	$2,707,815
Shares issued on reinvestment	41,606	500,514	8,451	94,903
Shares repurchased	(10,421,252)	(126,995,890)	(263,150)	(3,050,262)
Net decrease	(235,710)	$(3,266,973)	(19,557)	$(247,544)

Class R
Shares issued on reinvestment	9	$114	30	$337
Net increase	9	$114	30	$337

Class I
Shares sold	52,750,426	$640,018,269	21,236,782	$243,710,730
Shares issued on reinvestment	676,335	8,401,849	1,348,738	15,173,304
Shares repurchased	(37,185,793)	(452,415,369)	(27,774,994)	(319,013,998)
Net increase (decrease)	16,240,968	$196,004,749	(5,189,474)	$(60,129,964)

Class IS
Shares sold	25,187,013	$309,306,131	6,786,407	$77,980,654
Shares issued on reinvestment	777,282	9,673,465	1,473,919	16,596,331
Shares repurchased	(13,981,369)	(173,210,955)	(14,331,330)	(163,204,730)
Net increase (decrease)	11,982,926	$145,768,641	(6,071,004)	$(68,627,745)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$23,400,374	$35,466,057
Net long-term capital gains	—	16,610,233
Total distributions paid	$23,400,374	$52,076,290

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$20,464,832
Undistributed long-term capital gains — net	12,653,339
Total undistributed earnings	33,118,171
Other book/tax temporary differences(a)	(12,149,481)
Unrealized appreciation (depreciation)(b)	(71,435,282)
Total accumulated earnings (losses) — net	(50,466,592)

44	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Redemption facility

The Fund and certain other participating funds within the Trust (the “Participating Funds”) have available an unsecured revolving credit facility (the “Redemption Facility”), from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended October 31, 2017, the Fund incurred a commitment fee in the amount of $57,138. The Fund did not utilize the Redemption Facility during the year ended October 31, 2017.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

11. Subsequent events

On November 2, 2017, the Fund announced that effective December 29, 2017, the Fund will be renamed BrandywineGLOBAL — Global Unconstrained Bond Fund. The change to the Fund’s name is being effected as part of a rebranding of Legg Mason funds subadvised by Brandywine Global. LMPFA continues to serve as the investment manager to the Fund, and Brandywine Global continues to serve as subadviser. Additionally, because of the inclusion of “Bond” in the Fund’s new name, effective December 29, 2017, the Fund is also adopting an investment policy to invest at least 80% of its net assets in fixed income securities and similar investments. The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders. Neither the name change nor the adoption of the new investment policy is expected to change the manner in which the Fund is currently managed.

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	45

Notes to financial statements (cont’d)

Effective November 20, 2017, the Redemption Facility was renewed for a 364-day term. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $190 million. Unless renewed, the agreement will terminate on November 19, 2018. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets.

46	Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the Legg Mason BW Absolute Return Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Absolute Return Opportunities Fund (the “Fund”), a series of Legg Mason Global Asset Management Trust, as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 15, 2017

Legg Mason BW Absolute Return Opportunities Fund 2017 Annual Report	47

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Absolute Return Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

48	Legg Mason BW Absolute Return Opportunities Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

Legg Mason BW Absolute Return Opportunities Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

50	Legg Mason BW Absolute Return Opportunities Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason BW Absolute Return Opportunities Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

52	Legg Mason BW Absolute Return Opportunities Fund

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason BW Absolute Return Opportunities Fund	53

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2017:

Record date:	03/30/17		06/29/17		09/28/17
Payable date:	03/31/17		06/30/17		09/29/17
Foreign source income	80.29	%*	80.29	%*	80.29	%*
Foreign taxes paid per share	$0.000948		$0.001146		$0.001599

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

54	Legg Mason BW Absolute Return Opportunities Fund

Legg Mason BW

Absolute Return Opportunities Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Absolute Return Opportunities Fund

The Fund is a separate series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Absolute Return Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice (cont’d)

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX014206 12/17 SR17-3221

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2016 and October 31, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $164,788 in October 31, 2016 and $248,670 in October 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2016 and $20,000 in October 31, 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $81,401 in October 31, 2016 and $139,757 in October 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,369 in October 31, 2016 and $0 in October 31, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2016 and October 31, 2017; Tax Fees were 100% and 100% for October 31, 2016 and October 31, 2017; and Other Fees were 100% and 100% for October 31, 2016 and October 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $217,714 in October 31, 2016 and $160,000 in October 31, 2017.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 22, 2017